SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2023
Disclosure of events after reporting period [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS Subsequent to the quarter, Brookfield Renewable, together with institutional partners, completed the subscription of additional shares in Powen for €25 million ($28 million and $6 million net to Brookfield Renewable) which increased the total interest in Powen to 44% (8.8% net to Brookfield Renewable).